Annual Report - Financial Statements

T. Rowe Price

Tax-free Short-Intermediate Fund

February 28, 1997

Portfolio Highlights

SECTOR Diversification

                              Percent of     Percent of
                              Net Assets     Net Assets
                                8/31/96        2/28/97

Tax-Free Short-Intermediate Fund

    Prerefunded Bonds               29%            25%
    Dedicated Tax Revenue           10             13
    General Obligation - Local      10             12
    General Obligation - State      16             10
    Hospital Revenue                 5              9
    Air and Sea Transportation
      Revenue                        4              8
    Industrial and Pollution
      Control Revenue                3              5
    Educational Revenue              4              5
    Lease Revenue                    5              4
    Solid Waste Revenue              4              4
    Nuclear Revenue                  4              3
    All Others                       5              2
Other Assets Less Liabilities        1              -
______________________________________________________________
___
Total                              100%           100%

T. Rowe Price Tax-Free Short-Intermediate Fund

For a share outstanding throughout each period

Financial Highlights

                   Year
                   Ended
                   2/28/972/29/96  2/28/95  2/28/942/28/93
NET ASSET VALUE

Beginning of
 period            $ 5.37  $ 5.25  $ 5.32   $ 5.36   $ 5.22

Investment
 activities
   Net investment
    income           0.23    0.23    0.22     0.22     0.24
   Net realized and
   unrealized gain
    (loss)          (0.02)         0.12     (0.07 )   (0.04)0.14

   Total from
   investment
    activities       0.21    0.35    0.15     0.18     0.38

Distributions
   Net investment
    income          (0.23)         (0.23 )   (0.22)   (0.22)
(0.24              )


NET ASSET VALUE

End of period      $ 5.35  $ 5.37  $ 5.25   $ 5.32   $ 5.36
______________________________________________________________
_________

Ratios/Supplemental Data

Total return       4.02%   6.87%   2.91%   3.49%   7.51%

Ratio of expenses to
average net assets       0.56%   0.57%   0.59%   0.60%    0.63%

Ratio of net investment
income to average
net assets         4.30%   4.39%   4.19%   4.18%   4.61%

Portfolio
 turnover rate     84.3%   69.9%   93.1%   51.1%   38.5%

Net assets,
 end of period
 (in thousands)  $443,631$445,228$454,084$540,728$454,162

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Short-Intermediate Fund

February 28, 1997

Statement of Net Assets

                                   Par       Value
                                   In thousands

ALABAMA  1.7%

Jefferson County,
   Capital Appreciation
   Warrants, GO
     Zero Coupon, 4/1/98
     (MBIA Insured)            $ 3,545     $ 3,402

Marshall County Health Care Auth.
   Guntersville-Arab Medical Center
     10.25%, 10/1/13
     (Crossover Refunded)        3,920       4,326

Total Alabama (Cost  $7,640)                 7,728

ARIZONA  3.9%

Arizona, COP, 5.40%, 9/1/98
   (AMBAC Insured)               1,000       1,022

Arizona Transportation Board
   6.35%, 7/1/05
   (Prerefunded 7/1/01!)         6,400       6,986

Maricopa County, Mesa Unified
   School Dist. No. 4, GO
     Zero Coupon, 7/1/98
     (FGIC Insured)              2,675       2,543

Mesa, GO, 6.75%, 7/1/98
   (AMBAC Insured)               5,800       6,021

Phoenix, Street and Highway User
   7.30%, 7/1/98
   (Escrowed to Maturity)          900         942

Total Arizona (Cost  $16,948)               17,514

CALIFORNIA  7.0%

California, GO, 5.50%, 6/1/02    3,000       3,141

California Housing Fin.
   Agency, 5.75%, 8/1/98           500         509

Central Coast Water Auth.,
   State Water Project
   Regional Fac.
     6.60%, 10/1/22 (AMBAC Insured)
     (Prerefunded 10/1/02!)     20,000      22,554

Orange County, Airport,
   5.00%, 7/1/98 (MBIA Insured)***         3,000  3,039

Upland, San Antonio Community Hosp.,
   COP, 5.00%, 1/1/01            1,785       1,802

Total California (Cost  $30,741)                  31,045

COLORADO  3.0%

Denver City and County Airport
     7.30%, 11/15/00 *           3,750       4,067
     7.50%, 11/15/25 *           4,640       4,815
     6.00%, 11/15/03
      (MBIA Insured) *           3,965       4,228

Total Colorado (Cost  $13,017)              13,110

CONNECTICUT  1.9%

Connecticut Special Assessment,
   Unemployment Compensation
     5.50%, 5/15/00 (AMBAC Insured)  $     8,300 $8,618

Total Connecticut (Cost  $8,537)                  8,618

DISTRICT OF COLUMBIA  0.6%

Metropolitan Washington
   D.C. Airports Auth.
     6.80%, 10/1/98
     (FGIC Insured) *              875         912
     6.00%, 10/1/00
     MBIA Insured) *             1,500       1,579

Total District of Columbia
   (Cost  $2,459)                            2,491

FLORIDA  6.2%

Dade County, Resource
   Recovery Fac.
     6.00%, 10/1/99
     (AMBAC Insured) *          10,740      11,185

Dunedin Utility Systems
     6.00%, 10/1/14
     (FGIC Insured)
     (Prerefunded 10/1/99!)      3,000       3,143

Hillsborough County
   School Dist., GO
     6.95%, 8/15/99
     (MBIA Insured)              5,425       5,796

Jacksonville, Excise Tax,
   6.90%, 10/1/98 (MBIA Insured)           3,610  3,784

Jacksonville HFA,
   Genesis Rehabilitation Hosp.
     VRDN (Currently 3.45%)      3,800       3,800

Total Florida (Cost  $27,472)               27,708

GEORGIA  2.2%

Atlanta Airport Fac.,
   5.50%, 1/1/01 (AMBAC Insured)           5,000  5,206

Metropolitan Atlanta
   Rapid Transit Auth., Sales Tax
     5.90%, 7/1/99               1,850       1,922

Municipal Electric Auth. of Georgia
     6.80%, 1/1/98               1,000       1,025
     7.40%, 1/1/98               1,500       1,520

Total Georgia (Cost  $9,529)                 9,673

ILLINOIS  2.1%

Chicago - O' Hare Int'l.
   Airport, Int'l Terminal
     7.25%, 1/1/00
     (MBIA Insured) *          $ 2,000     $ 2,148

Cook County, GO
     7.375%, 11/1/08 (MBIA Insured)
     (Prerefunded 11/1/99!)      5,500       6,045

Southwestern Illinois Dev. Auth.,
   Environmental Improvement
     VRDN (Currently 3.55%) *    1,200       1,200

Total Illinois (Cost  $9,342)                9,393

INDIANA  2.6%

Indiana HFFA
   Clarion Health Partners
     6.00%, 2/15/00              5,330       5,555
     6.00%, 2/15/01              5,600       5,882

Total Indiana (Cost  $11,383)               11,437

LOUISIANA  5.3%

Lake Charles Harbor and
   Terminal Dist., Port Fac.
     DuPont (CONOCO),
     VRDN (Currently 3.50%)        700         700

Louisiana, GO
     6.00%, 8/1/00 (FGIC Insured)          6,000  6,327
     8.00%, 5/1/98 (MBIA Insured)          2,000  2,095

Louisiana Offshore Terminal Auth.,
   LOOP, 5.40%, 9/1/98          12,500      12,726

Louisiana PFA, Student Loan,
   6.10%, 9/1/00                 1,425       1,480

Total Louisiana (Cost  $23,110)                   23,328

MARYLAND  8.7%

Maryland, GO
     5.00%, 3/1/02               7,285       7,489
     6.75%, 10/15/99             3,000       3,206

Maryland DOT, 6.50%, 11/1/99     3,895       4,132

Maryland Energy Fin. Administration
   Wheelabrator
     5.30%, 12/1/00 *          $   825     $   839
     5.45%, 12/1/01 *            1,185       1,211

Maryland HHEFA

   Francis Scott Key Medical Center
     6.75%, 7/1/23 (FGIC Insured)
     (Prerefunded 7/1/00!)       5,560       6,081

   Howard County General Hosp.
     8.25%, 7/1/18
     (Prerefunded 7/1/98!)       2,600       2,801

   Kennedy Kreiger Institute
     VRDN (Currently 3.35%)        500         500

   Loyola College
     VRDN (Currently 3.30%)
     (MBIA Insured)              1,100       1,100

   Peninsula Regional Medical Center
     4.50%, 7/1/01               1,200       1,191
     4.60%, 7/1/02               1,175       1,166
     4.70%, 7/1/03                 650         644

Montgomery County, Consolidated
   Public Improvement, GO
     6.80%, 11/1/00
     (Prerefunded 11/1/99!)      3,315       3,606

Northeast Maryland
   Waste Disposal Auth.
   Southwest Resource Recovery Fac.
     7.00%, 1/1/01 (MBIA Insured)          1,000  1,089
     7.05%, 1/1/02 (MBIA Insured)          2,430  2,683

Washington Suburban Sanitary
   Dist., GO, 5.00%, 6/1/00        800         820

Total Maryland (Cost  $37,929)              38,558

MASSACHUSETTS  9.1%

Boston, GO, 5.00%,
   11/1/99 (FGIC Insured)        2,100       2,150

Massachusetts, GO
     5.50%, 7/1/00              12,000      12,458
     7.25%, 7/1/05
       (Prerefunded 7/1/98!)     2,175       2,306
     7.625%, 6/1/08
       (Prerefunded 6/1/01!)     4,000       4,567

Massachusetts Bay
   Transportation Auth.
     7.00%, 3/1/22
      (Prerefunded 3/1/01!)    $ 5,000     $ 5,573
     7.80%, 3/1/10
      (Prerefunded 3/1/01!)      6,500       7,430

Massachusetts Turnpike Auth.,
   GO, BAN, 5.00%, 6/1/99        6,000       6,120

Total Massachusetts (Cost  $39,975)               40,604

MINNESOTA  0.5%

Minnesota PFA, Water Pollution
   Control, 5.70%, 3/1/99        2,000       2,072

Total Minnesota (Cost  $1,994)               2,072

MISSISSIPPI  2.3%

Mississippi Higher Ed.
   Assistance Corp.
   Student Loan
     6.00%, 7/1/00               5,000       5,173
     6.10%, 1/1/01               5,000       5,164

Total Mississippi (Cost  $10,290)                 10,337

MISSOURI  2.4%

Missouri HEFA, Washington Univ.,
   VRDN (Currently 3.45%)        1,000       1,000

Missouri Higher Ed. Loan Auth.,
   Student Loan
     5.375%, 2/15/99             2,600       2,654

St. Louis
   Lambert Int'l. Airport
     6.00%, 7/1/02 (FGIC Insured) *        3,270  3,475
     6.00%, 7/1/03 (FGIC Insured) *        3,465  3,694

Total Missouri (Cost  $10,636)              10,823

NEW JERSEY  2.0%

New Jersey Transportation
   Trust Fund Auth.
     5.00%, 6/15/99              3,500       3,576
     6.00%, 6/15/00              5,000       5,268

Total New Jersey (Cost  $8,758)                   8,844

NEW MEXICO  0.3%

Gallup, PCR, Plains Electric
   Generation and Transmission Coop.
     5.50%, 8/15/98 (MBIA Insured)   $     1,390 $1,422

Total New Mexico (Cost  $1,389)                   1,422

NEW YORK  12.9%

Dormitory Auth. of the
   State of New York
   City Univ., 9.25%, 7/1/00     5,180       5,898

   State Ed. Fac.
     7.20%, 5/15/99              3,000       3,182
     7.25%, 5/15/99              3,580       3,801

Metropolitan Transportation Auth.
   Service Contract,
   Transportation Fac.
     7.50%, 7/1/16
     (Prerefunded 7/1/00!)       8,480       9,488
     7.875%, 7/1/17
     (Prerefunded 7/1/00!)       5,750       6,472

Municipal Assistance Corp.
   of New York City
     5.00%, 7/1/99               6,000       6,130
     5.00%, 7/1/03               4,000       4,089

Nassau County, GO
     5.125%, 3/1/02              5,000       5,131
     6.30%, 11/1/02 (FGIC Insured)         3,295  3,596
     6.30%, 11/1/03 (FGIC Insured)         2,800  3,076

New York City, GO, 5.30%, 8/1/03           4,785  4,818

Port Auth. of New York and
   New Jersey, 4.90%, 9/1/97 *   1,500       1,502

Total New York (Cost  $56,079)              57,183

NORTH CAROLINA  0.3%

North Carolina Eastern
   Municipal Power Agency
     5.00%, 1/1/98 (MBIA Insured)          1,500  1,514

Total North Carolina (Cost  $1,505)               1,514

OHIO  1.8%

Cuyahoga County
   Univ. Hosp.
     6.00%, 1/15/01 (MBIA Insured)         2,120  2,245
     6.00%, 1/15/02 (MBIA Insured)         2,340  2,494

Ohio Building Auth.,
   Adult Correctional Fac.
     5.75%, 4/1/01 (AMBAC Insured)   $     2,920 $3,066

Total Ohio (Cost  $7,705)                    7,805

PENNSYLVANIA  6.0%

Coatesville Area School Dist.
     6.70%, 1/15/12
     (Prerefunded 3/1/01!)       5,200       5,638

New Castle Area Hosp. Auth.,
   St. Frances Hosp.
     Zero Coupon, 11/15/97       2,535       2,465

Pennsylvania Intergovernmental
   Cooperative Auth.
   Philadelphia Funding Program
     5.75%, 6/15/99 (FGIC Insured)         5,000  5,185
     5.75%, 6/15/00 (FGIC Insured)         5,000  5,222
     6.00%, 6/15/02 (FGIC Insured)         5,000  5,341

Pittsburgh, Water and Sewer
     6.50%, 9/1/14 (FGIC Insured)
     (Prerefunded 9/1/01!)       2,500       2,756

Total Pennsylvania (Cost  $26,148)                26,607

RHODE ISLAND  0.5%

Rhode Island Student Loan,
   6.20%, 12/1/98                2,000       2,051

Total Rhode Island (Cost  $2,000)                 2,051

SOUTH CAROLINA  3.1%

Orangeburg County,
   South Carolina Electric and Gas
     VRDN (Currently 3.60%) *      400         400

South Carolina, Capital Improvement,
   GO, 5.70%, 2/1/98             2,400       2,445

South Carolina Public Service Auth.
   Santee Cooper
     6.25%, 1/1/00 (AMBAC Insured)         3,000  3,158
     6.25%, 1/1/01 (AMBAC Insured)         2,000  2,129
     6.50%, 7/1/24 (AMBAC Insured)
     (Prerefunded 7/1/02!)       5,000       5,564

Total South Carolina (Cost  $13,094)              13,696

TENNESSEE  1.3%

Shelby County, GO, 5.25%, 4/1/99     $     5,500 $5,645

Total Tennessee (Cost  $5,570)               5,645

TEXAS  5.1%

Anderson County,
   Coffield State Prison
     6.50%, 3/15/98 (AMBAC Insured)        2,000  2,056

Dallas-Fort Worth Regional Airport,
   5.50%, 11/1/98                2,000       2,051

Fort Worth, GO, 6.00%, 3/1/01    5,000       5,302

Goose Creek Independent
   School Dist., GO
     Zero Coupon, 2/15/98        1,200       1,156
     Zero Coupon, 2/15/99        1,200       1,105

Gulf Coast IDA, Amoco Oil,
   VRDN (Currently 3.55%) *      1,200       1,200

Gulf Coast Waste Disposal Auth.,
   PCR, Amoco Oil
     VRDN (Currently 3.55%) *    1,600       1,600

Harris County Health Fac. Dev. Corp.
   Methodist Hosp., VRDN
   (Currently 3.45%)             1,000       1,000

   St. Luke's Episcopal Hosp.,
   6.20%, 2/15/98                1,420       1,452

Hays Consolidated
   Independent School Dist., GO
     Zero Coupon, 2/15/98        1,050       1,012

Lubbock, Waterworks, GO,
   8.75%, 2/15/98                  510         534

Port of Houston Auth.,
   Zero Coupon, 10/1/97          2,660       2,603

Texas Housing Agency
     6.15%, 3/1/97               1,000       1,000
     6.25%, 3/1/98                 310         315
     6.25%, 9/1/98                 260         266
     6.80%, 7/1/97                 120         121

Total Texas (Cost  $22,439)                 22,773

UTAH  0.1%

Utah Housing Fin. Agency,
   6.00%, 1/1/99                   275         281

Total Utah (Cost  $275)                        281

VIRGINIA  2.3%

Chesapeake, Public Improvement,
   GO, 6.75%, 7/1/98             1,000       1,039

Hampton Roads Medical College,
   6.30%, 11/15/02             $ 1,000     $ 1,065

Roanoke IDA, Roanoke Memorial Hosp.,
   Carilion Health System
     VRDN (Currently 3.25%)      2,000       2,000

Virginia, Higher Ed.
   Institution, GO
     6.40%, 6/1/04
     (Prerefunded 6/1/99!)       1,170       1,251

Virginia HDA, 5.90%, 1/1/00 *    1,865       1,914

Virginia Polytechnic Institute
   and State Univ.
     5.00%, 6/1/99               1,000       1,021
     5.375%, 6/1/00              1,000       1,034
     5.375%, 6/1/01                750         778

Total Virginia (Cost  $10,005)              10,102

WASHINGTON  2.2%

Washington HFA, Virginia Mason
   Medical Center
     7.20%, 7/1/98 (MBIA Insured)          1,000  1,032

Washington Public Power Supply
     7.25%, 7/1/00               2,000       2,164
     7.625%, 7/1/10
     (Prerefunded 1/1/01!)       4,000       4,525
     6.30%, 7/1/01 (FSA Insured)           2,000  2,136

Total Washington (Cost  $9,751)                   9,857

WISCONSIN  1.2%

Wisconsin Public Power Systems,
   Power Supply
     7.50%, 7/1/10 (AMBAC Insured)
     (Prerefunded 7/1/00!)       4,800       5,361

Total Wisconsin (Cost  $5,292)               5,361

WYOMING  1.2%

Lincoln County, PCR,
   Exxon, VRDN (Currently 3.50%) *         4,000  4,000

Sublette County, PCR, Exxon,
   VRDN (Currently 3.50%) *      1,200       1,200

Total Wyoming (Cost  $5,200)                 5,200

Total Investments in Securities
99.8% of Net Assets (Cost  $436,212)              $442,780

Other Assets Less Liabilities              $   851

NET ASSETS                                 $443,631
                                           _________

Net Assets Consist of:

Accumulated net investment income -
   net of distributions                    $    17

Accumulated net realized gain/loss -
   net of distributions                      1,170

Net unrealized gain (loss)                   6,568

Paid-in-capital applicable to 82,882,837
   shares of $0.01 par value capital stock
   outstanding; 1,000,000,000 shares authorized   435,876

NET ASSETS                                 $443,631
                                           _________

NET ASSET VALUE PER SHARE                  $  5.35
                                           _________

     *  Interest subject to alternative minimum tax
    **  When issued security
     !  Used in determining portfolio maturity
 AMBAC  AMBAC Indemnity Corp.
   BAN  Bond Anticipation Note
   COP  Certificates of Participation
   DOT  Department of Transportation
  FGIC  Financial Guaranty Insurance Company
   FSA  Financial Security Assurance Corp.
    GO  General Obligation
   HDA  Housing Development Authority
  HEFA  Health & Educational Facility Authority
   HFA  Health Facility Authority
  HFFA  Health Facility Financing Authority
 HHEFA  Health & Higher Educational Facility Authority
   IDA  Industrial Development Authority
  MBIA  Municipal Bond Investors Assurance Corp.
   PCR  Pollution Control Revenue
   PFA  Public Facility Authority
  VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Short-Intermediate Fund

Statement of Operations

In thousands

                                            Year
                                            Ended
                                           2/28/97

Investment Income

Interest income                            $21,334

Expenses
  Investment management                      1,884
  Shareholder servicing                        302
  Custody and accounting                       164
  Registration                                  55
  Legal and audit                               13
  Prospectus and shareholder reports            13
  Directors                                      8
  Miscellaneous                                 14

  Total expenses                             2,453

Net investment income                       18,881

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                 2,196
  Futures                                      277

  Net realized gain (loss)                   2,473

  Change in net unrealized gain
      or loss on securities                 (3,995)

Net realized and unrealized gain (loss)     (1,522)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                     $17,359
                                           _________

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Short-Intermediate Fund

Statement of Changes in Net Assets

In thousands

                                      Year
                                     Ended
                                   2/28/97     2/29/96

Increase (Decrease) in Net Assets

Operations
  Net investment income            $18,881     $19,759
  Net realized gain (loss)           2,473       4,008
  Change in net unrealized gain or loss        (3,995 )6,603

  Increase (decrease) in net assets
      from operations               17,359      30,370

Distributions to shareholders
  Net investment income            (18,881)    (19,759)

Capital share transactions*
  Shares sold                       82,162      85,130
  Distributions reinvested          15,046      15,624
  Shares redeemed                  (97,283)   (120,221)

  Increase (decrease) in net
  assets from capital
  share transactions                   (75)    (19,467)

Net Assets

Increase (decrease) during period   (1,597)     (8,856)
Beginning of period                445,228     454,084

End of period                      $443,631    $445,228
                                   ________    ________

*Share information
  Shares sold                       15,440      15,992
  Distributions reinvested           2,826       2,933
  Shares redeemed                  (18,288)    (22,579)

  Increase (decrease) in
  shares outstanding                   (22)     (3,654)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Short-Intermediate Fund

February 28, 1997

Notes to Financial Statements

Note 1 - Significant Accounting Policies

  T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 23, 1983.

  Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

  Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

  Purchases and sales of portfolio securities, other than short-term securities, aggregated $357,078,000 and
  $355,666,000, respectively, for the year ended February 28, 1997.

Note 3 - Federal Income Taxes

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. Capital loss carryforwards utilized in fiscal 1997 amounted to $1,106,000.

  In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 1997. The results of operations and net assets were not affected by the reclassifications.

  ___________________________________________________________
  ___________

  Undistributed net investment income          $ 4,000

  Undistributed net realized gain              (28,000)

  Paid-in-capital                               24,000

  At February 28, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $436,212,000, and net unrealized gain aggregated $6,568,000, of which $6,589,000 related to appreciated investments and $21,000 to depreciated investments.

Note 4 - Related Party Transactions

  The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager), provides for an annual investment management fee, of which $145,000 was payable at February 28, 1997. The fee is computed daily and paid monthly and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At February 28, 1997, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

  In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $314,000 for the year ended February 28, 1997, of which $30,000 was payable at period-end.

  During fiscal year 1996, Coopers & Lybrand L.L.P. succeeded Price Waterhouse LLP as independent accountants for the Tax-Free Short-Intermediate Fund, a decision that was approved by the fund's Board of Directors. During the two fiscal years preceding the change, the fund received unqualified opinions and had no disagreements with Price Waterhouse LLP or reportable events that caused the change.

T. Rowe Price Tax-Free Short-Intermediate Fund

Report of Independent Accountants

To the Shareholders and Board of Directors of T. Rowe Price
Tax-Free Short-Intermediate Fund, Inc.

  We have audited the accompanying statement of net assets of T.Rowe Price Tax-Free Short-Intermediate Fund, Inc., as of February 28, 1997, and the related statement of operations for the year then ended, statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the preceding years presented were audited by other auditors, whose report, dated March 17, 1995, expressed an unqualified opinion thereon.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of February 28, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Tax-Free Short-Intermediate Fund, Inc., as of February 28, 1997, the results of its operations, the changes in its net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

  COOPERS & LYBRAND L.L.P.
  Baltimore, Maryland
  March 19, 1997

T. Rowe Price Shareholder Services

Investment Services And Information

Knowledgeable Service Representatives

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(registered trademark) and T. Rowe Price OnLine.

Discount Brokerage*

Individual Investments  Stocks, bonds, options, precious metals,

and other securities at a savings over regular commission rates.


Investment Information

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report  Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit,
Personal
Strategy Planner, Retirees Financial Guide, and Retirement
Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member
NASD/SIPC.


T. Rowe Price Mutual Funds

STOCK FUNDS

Domestic

Balanced

Blue Chip Growth

Capital Appreciation

Capital Opportunity

Dividend Growth

Equity Income

Equity Index

Financial Services

Growth & Income

Growth Stock

Health Sciences

Mid-Cap Growth

Mid-Cap Value

New America Growth

New Era

New Horizons*

OTC**

Science & Technology

Small-Cap Value*

Spectrum Growth

Value


International/Global

Emerging Markets Stock

European Stock

Global Stock

International Discovery

International Stock

Japan

Latin America

New Asia

Spectrum International


BOND FUNDS

Domestic Taxable

Corporate Income

GNMA

High Yield

New Income

Short-Term Bond

Short-Term U.S. Government

Spectrum Income

Summit GNMA

Summit Limited-Term Bond

U.S. Treasury Intermediate

U.S. Treasury Long-Term


Domestic Tax-free

California Tax-Free Bond

Florida Insured

Intermediate Tax-Free

Georgia Tax-Free Bond

Maryland Short-Term

Tax-Free Bond

Maryland Tax-Free Bond

New Jersey Tax-Free Bond

New York Tax-Free Bond

Summit Municipal Income

Summit Municipal Intermediate

Tax-Free High Yield

Tax-Free Income

Tax-Free Insured

Intermediate Bond

Tax-Free Short-Intermediate

Virginia Short-Term

Tax-Free Bond

Virginia Tax-Free Bond


International/Global

Global Government Bond

Emerging Markets Bond

International Bond


MONEY MARKET FUNDS

Taxable

Prime Reserve

Summit Cash Reserves

U.S. Treasury Money


Tax-Free

California Tax-Free Money

New York Tax-Free Money

Summit Municipal

Money Market

Tax-Exempt Money


BLENDED ASSET FUNDS

Personal Strategy Income

Personal Strategy Balanced

Personal Strategy Growth


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio

International Stock Portfolio

Limited-Term Bond Portfolio

Mid-Cap Growth Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

Prime Reserve Portfolio


*Closed to new investors.

**Effective May 1, 1997, the fund's name will change to Small-Cap Stock.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [V6021] is issued by
Security Benefit Life Insurance Company. In New York, it
[FSB201(11-96)] is issued by First Security Benefit Life
Insurance Company of New York, White Plains, NY.

T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
http://www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free Short-Intermediate Fund(registered trademark).

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.

RPRTTFS  2/28/97

THE SHAREHOLDER LETTER AND REPORT FOR THE COMBINED TAX-FREE
FUNDS IS ATTACHED HERE BY ACCESSING THE FOLLOWING:


Annual Report

Tax-Free
Funds
February 28, 1997

T. Rowe Price
Report Highlights

o Interest rates ended the fiscal year slightly higher than a year ago, resulting in moderate returns for municipal bond investors.

o    Municipal bonds outperformed Treasuries during most of the year.

o All five funds generated greater returns than their peer group averages during the year ended February 28.

o Your funds relied to a great extent on credit research and sector selection to enhance returns. Tax-exempt high-yield securities were particularly good performers.

o With the economy showing ongoing strength and the Federal Reserve indicating a bias toward tighter monetary policy, our outlook is somewhat cautious for the coming months.

Fellow Shareholders

The municipal bond market and your funds generated moderate returns during the fiscal year ended February 28, 1997. Interest rates fluctuated during the year and ended slightly higher than where they started at the end of last February. The U.S. economy was characterized by modest wage inflation with low unemployment, prompting the Federal Reserve to leave monetary policy unchanged since January 1996.

MARKET ENVIRONMENT

Much of the movement in interest rates reflected the market's anticipation of action or inaction by the Federal Reserve. The fiscal year began with interest rates rising due to signs of both stronger growth and the realization that balanced budget legislation would not be passed in 1996. As market expectations for a tightening in monetary policy grew throughout the first half, rates continued to increase. The long-term Treasury bond yield remained in a trading range between 6.75% and 7.20% during the third quarter. Intermediate and long-term rates then reversed course and fell through November as it became evident that the economy was slowing in the third quarter and the Federal Reserve was not going to raise rates. Another uptick in rates took place late in 1996 as investors once again perceived strength in the economy and anticipated possible tightening by the Federal Reserve.

Chart 1 - Municipal Bond and Yield Notes line chart

In the municipal market, rates came full circle over the year, rising about 45 basis points (100 basis points equal one percent) during the first six months before settling slightly above year-ago levels. Long-term high-grade general obligation bonds yielded 5.50% on February 28, 1997, versus 5.75% on August 31, 1996, and 5.45% a year ago. Five-year high-grade bonds were 20 basis points higher in yield than in February 1996. One-year note rates traded within a 70-basis-point range during the year, ending at 3.70% compared with 3.25% a year ago.

Municipals provided higher returns than long-term Treasuries throughout most of the fiscal year, as concerns regarding tax reform and flat tax legislation diminished. As a result, long-term municipal yields were 81% of the yield on comparable Treasuries on February 28, a level that benefits investors in brackets above 19%, whereas a year ago with the ratio at 87%, investors in brackets upwards of 13% benefited from municipals.

Lower-quality bonds performed well as the spread between their yields and those of higher-rated bonds narrowed, resulting in good price appreciation. The narrowing yield spread between different quality bonds reflected a solid economy with no immediate concern about recession and also the growing number of insured bonds in the market, which shrunk the supply of higher-yielding bonds.

New issuance in both the long- and short-term markets increased in 1996 for the first time since 1993, reflecting healthier state and local economies, a backlog of borrowing needs, and less resistance from the voters to new bond-financed projects. The increased supply was well received by investors after two years of declining issuance.

TAX-EXEMPT MONEY FUND

Our longer maturity strategy resulted in attractive returns, helping your fund outperform its peer group during both the 6- and 12-month periods ended February 28, 1997.

Chart 2- Performance Comparison

Periods Ended 2/28/976 Months 12 Months
____________________________________________________________

Tax-Exempt Money Fund1.51%       3.05%

Lipper Tax-Exempt Money
Market Funds Average1.45         2.91

Despite last year's stable monetary policy, the yields of 6- and 12-month municipal notes managed to vacillate in a range of 70 basis points. At the end of the fiscal year, yields of 1- to 30-day maturities were little changed from a year ago, but yields on 60-day to 1-year maturities were 20 to 50 basis points higher.

Your fund ended the fiscal year with a weighted average maturity of 58 days, shorter than the 65 days of a year earlier and 66 days at the end of August. By comparison, the weighted average maturity for our peer group at the end of February was only 46 days. Lending support to our modestly longer maturity posture was the robust demand generated by cash inflows to tax-exempt money funds, which expanded to a record $147 billion. An additional $12 billion in new cash inflows more than offset a $5 billion increase in the supply of new issues.

We emphasized longer maturities throughout the year, since we felt reasonably confident that the Federal Reserve would wait for more concrete evidence of rising inflation before raising the federal funds rate. We took advantage of the upwardly sloping yield curve by concentrating more on 6- and 12-month municipal notes, which provided an average of 40 basis points more yield than shorter maturities. We also reduced the percentage of variable rate securities in the portfolio. We will carefully consider recent remarks by Chairman Greenspan about a possible preemptive move against inflation (see the Outlook section) as we set our maturity strategy in coming months.

TAX-FREE SHORT-INTERMEDIATE FUND

Duration management and credit research helped your fund outperform the average for similar funds during both the 6- and 12- month periods ended February 28.

Chart 3- Performance Comparison

Periods Ended 2/28/97         6 Months      12 Months
_____________________________________________________

Tax-Free Short-
Intermediate Fund                3.13%         4.02%

Lipper Short-Intermediate
Debt Funds Average               3.07          3.72

The threat of higher short-term interest rates early in the year prompted us to keep duration (a measure of a fund's sensitivity to changes in interest rates) around 2.6 years, near the short end of our usual range. However, as we moved into the third quarter, signs of slower growth began to emerge, causing yields on five-year maturities to fall from 4.65% in early September to 4.15% in early December. We extended the fund's duration to about 3.0 years, gaining some but not all of the price appreciation in the rally. Recently, we reduced duration to 2.8 years because of the decreasing likelihood of further increases in bond prices.

While our timing on duration was modestly successful, we were able to enhance performance with credit research and sector selection. The prolonged strength of the economy improved the financial condition of many municipal issuers. Last year, Standard & Poor's upgraded credit ratings on more than three times as many issues as it downgraded. As a result, lower-rated securities outperformed higher-rated AAA issues, narrowing the yield differential between them. We had positioned the fund to take advantage of this phenomenon in both 1995 and 1996 by increasing fund exposure to lower-rated states such as Massachusetts, Louisiana, New York, and Pennsylvania. We also purchased financially sound hospital revenue bonds, which we think will benefit from demographic changes.

Two sectors we continued to underweight are municipally owned electric utilities and housing bonds. In many cases, municipal utilities sell high-cost nuclear power, and deregulation of the industry should allow low-cost providers to compete more effectively. As a result, many local utilities were downgraded last year by Moody's and Standard & Poor's.

We avoided short-term housing bonds primarily because of their structure, not because of creditworthiness. Housing bonds are issued at par, while we prefer higher-yielding bonds at premium prices. If interest rates should rise, the prices of short-term par bonds tend to fall faster than bonds trading at a premium with the same duration.

TAX-FREE INSURED INTERMEDIATE BOND FUND

A combination of higher yield, credit management, and a lower fund expense ratio enabled your fund to match the average return of similar funds over the six-month period and slightly surpass it over 12 months.

Chart 4- Performance Comparison

Periods Ended 2/28/97         6 Months      12 Months
_____________________________________________________

Tax-Free Insured
Intermediate Bond Fund           4.00%         4.19%

Lipper Intermediate
Municipal Debt Funds Average     3.98          4.14

Interest rates over the past 12 months have been confined to a relatively tighter trading range than in recent years. Yields on 10-year AAA-rated securities ranged between 4.65% and 5.30% since early March, a 65-basis-point range compared with 100 basis points a year ago and 155 two years earlier. The recent tighter range limited returns that could be reaped from duration management, which generated mixed results over the 6- and 12-month periods.

In the first half, our short posture contributed positively to performance as interest rates moved higher. We gave back some of these gains in the second half, as rates turned lower in September while we remained slightly cautious.

Lower volatility rendered credit research and sector selection increasingly important in our effort to outperform our peer group. We focused on undervalued securities within the insured market. Even though two different issues may carry insurance from the same company, the marketplace sometimes values them differently. For instance, Denver International Airport is rated BBB by Moody's and Standard & Poor's. While insurance earns the bonds a AAA rating from both agencies, the marketplace usually values bonds lower, according to their underlying rating. Early in the year we increased the fund's exposure to the Denver Airport bonds because we believed they represented good value versus other insured bonds.

TAX-FREE INCOME FUND

Overall, it was a year of modest returns for long-term bonds. In this environment, your fund matched the average performance of its peer group during the past six months and exceeded it over the year.

Chart 5- Performance Comparison

Periods Ended 2/28/97         6 Months      12 Months
_____________________________________________________

Tax-Free Income Fund             4.80%         4.81%

Lipper General Municipal
Debt Funds Average               4.79          4.51

During much of the year, we kept the fund's duration within a narrow range. We felt that interest rates were likely to fluctuate more modestly than during the two prior years, providing few opportunities for aggressive shifts in strategy. As a result, the fund's duration remained close to 7.5 years for most of 1996. We increased it slightly in the third quarter but then returned to a more conservative position near the end of the fiscal year.

With municipal yields flirting with their lows of the past two decades, we felt there was little chance of a strong rise in bond prices and further rate declines. Therefore, we focused more on enhancing the portfolio's yield where we could. This strategy included holding on to older, higher-yielding bonds and identifying suitable high-yield securities, which performed well in 1996. Going forward, the opportunity for further price appreciation from lower-quality bonds seems limited, leading us to be more selective in considering them.

Bonds insured by third parties began to look more attractive as the amount of insured new issues rose during the year. Twelve months ago, the yields of insured municipal bonds were only 10 to 15 basis points higher than those of high-quality general obligation bonds; by year-end this spread was closer to 25 basis points, making the yields on insured bonds relatively appealing.

We will continue to focus on income enhancement, maintain duration closer to the low end of our neutral range, and wait for opportunities to extend maturities. The municipal market's stronger performance relative to taxable securities during the first two months of the year, combined with a growing new issues calendar for March, suggests that we will be able to invest at higher yield levels in coming months.

TAX-FREE HIGH YIELD FUND

The Tax-Free High Yield Fund outperformed its peer group over both the fiscal year and the most recent six-month period. It has exceeded the average performance of similar funds for the past nine fiscal years.

Chart 6- Performance Comparison

Periods Ended 2/28/97         6 Months      12 Months
_____________________________________________________

Tax-Free High Yield Fund        5.37%         6.22%

Lipper High Yield Municipal
Debt Funds Average              4.98          5.27

Opportunistic credit selection dominated fund performance last year, enhancing returns in three important ways. First, several individual holdings boosted fund returns by outperforming the market because of improved credit standing and refinancings. Key issues in this category included investor-owned utility and hospital revenue bonds. Second, the selective sale of securities and avoidance of certain sectors, such as specialized solid waste and paper recycling bonds, meant we were able to avoid significant credit problems. Finally, the fund was a beneficiary of yet another year of narrowing yield spreads, with lower-quality bonds significantly outperforming many higher-quality issues.

Your fund's concentration in below-investment-grade holdings fell steadily last year, from 28% to 23% of net assets. This move reflected a combination of factors, including ratings upgrades, refinancings, and a continuing selective approach when considering new issues. However, positions in the BBB category rose slightly to 34% of net assets. Absent a recession or a large market sell-off, we expect yield differences between securities of different credit ratings to remain tight. Another factor contributing to the narrow yield spreads was the increasing market share of bond insurance, shrinking the supply of uninsured lower-rated bonds. As a result, we are being selective in our purchases of lower-quality bonds and do not expect a material change in your fund's average credit quality, which was BBB+ at the end of February.

Chart 7- Quality Diversification pie

We managed duration and the weighted average maturity within a narrow range, with duration remaining between 7.0 and 7.4 years. Your fund was slightly defensive versus its peer group early in the year, which was a plus in a down market. We lengthened maturities modestly during much of the second half, maintaining a weighted average maturity of 19 years and a cash level of about 3%. At the end of February, your fund could be characterized as being fairly neutral versus its peer group.

OUTLOOK

The economy is in its sixth year of expansion, and while it has exhibited few signs of inflationary pressure, the Federal Reserve remains on alert. Fed chairman Alan Greenspan stated in recent testimony to the Senate Banking Committee that the Fed cannot rule out a preemptive tightening in monetary policy before signs of actual higher inflation become evident.

We expect economic growth and inflation to remain moderate throughout the rest of 1997, with no evidence of recession visible to date. Consumer and business sentiment remain high, inventories are not excessive, and availability of credit is ample. The Federal Reserve, as indicated, could push the fed funds rate higher to keep prices in check, but we believe any increase will be small since short-term rates are well above the recent trend rate of inflation. This was not the case in 1994, when the Fed was forced to move aggressively.

The supply of municipal bonds should increase over the near term, possibly exerting some downward pressure on bond prices if demand does not increase commensurately. Given our expectation that interest rates will move in a relatively narrow channel, we would regard higher rates as an opportunity to provide additional yield in the funds. Overall, however, we do not expect to see a significant move in bond prices in the months ahead. As in the past year, the returns from municipal securities should come primarily from income.

Respectfully submitted,

Mary J. Miller
Director
Municipal Bond Department

March 21, 1997

T. Rowe Price Tax-Free Funds

Portfolio Highlights

KEY STATISTICS

                                  8/31/96    2/28/97
Tax-Exempt Money Fund
_____________________________________________________

Price Per Share                 $   1.00     $  1.00

Dividends Per Share!

   For 6 months                    0.015       0.015

   For 12 months                   0.031       0.030

Dividend Yield
   (7-Day Compound) *               3.06%       3.02%

Weighted Average
   Maturity (days)                    66          58

Weighted Average Quality **   First Tier  First Tier


Tax-Free Short-Intermediate Fund
_____________________________________________________

Price Per Share                 $   5.30     $  5.35

Dividends Per Share!

   For 6 months                     0.12        0.11

   For 12 months                    0.23        0.23

Dividend Yield *

   For 6 months                     4.32%       4.37%

   For 12 months                    4.40        4.39

Weighted Average Maturity
   (years)                           3.2         3.6

Weighted Average Effective
   Duration (years)                  2.6         2.8

Weighted Average Quality ***          AA          AA

(continued on next page)

T. Rowe Price Tax-Free Funds

Portfolio Highlights

Key statistics
                                  8/31/96    2/28/97

Tax-Free Insured Intermediate Bond Fund
_____________________________________________________

Price Per Share                 $  10.62$     10.80

Dividends Per Share!

   For 6 months                    0.24         0.24

   For 12 months                   0.48         0.48

Dividend Yield *

   For 6 months                     4.44%       4.58%

   For 12 months                    4.51        4.56

Weighted Average
   Maturity (years)                  7.7         7.4

Weighted Average Effective
   Duration (years)                  5.6         5.3

Weighted Average Quality ***          AA          AA

Tax-Free Income Fund

Price Per Share                 $   9.40     $  9.59

Dividends Per Share!

   For 6 months                     0.26        0.26

   For 12 months                    0.52        0.52

Dividend Yield *

   For 6 months                     5.44%       5.48%

   For 12 months                    5.52        5.54

Weighted Average
   Maturity (years)                 17.0        17.0

Weighted Average Effective
   Duration (years)                  7.5         7.7

Weighted Average Quality ***         AA-         AA-

Key statistics

                                8/31/962/28/97
Tax-Free High Yield Fund
_____________________________________________________

Price Per Share                 $  11.84     $ 12.12

Dividends Per Share!

   For 6 months                     0.35        0.35

   For 12 months                    0.71        0.70

Dividend Yield *

   For 6 months                     5.92%       5.94%

   For 12 months                    6.05        6.02

Weighted Average
   Maturity (years)                 19.4        19.1

Weighted Average Effective
 Duration (years)                    7.1         7.2

Weighted Average Quality ***        BBB+        BBB+

! Taxability of dividends: 100% of the dividends paid for the 12 months ended 2/28/97 were exempt from federal income tax.

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

***  Based on T. Rowe Price research.

T. Rowe Price Tax-Free Funds

Performance Comparison

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Chart 8 - Tax Exempt Money Fund line chart

Chart 9 - Tax-Free Short-Intermediate Fund line chart

Chart 10 - Tax-Free Insured Intermediate Bond Fund line chart

Chart 11 - Tax-Free Income Fund line chart

Chart 12 - Tax-Free High Yield Fund line chart

Average Annual Compound Total Return

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                              Since   Incep-
2/28/97                  1      5     10  Incep-     tion
                      Year  Years  Years    tion     Date

_________________________________________________________

Tax-Exempt Money     3.05%   2.70%  3.77%     -    4/8/81

Tax-Free Short-
  Intermediate        4.02   4.94   5.13      -  12/23/83

Tax-Free Insured
  Intermediate Bond   4.19      -      -   6.76% 11/30/92

Tax-Free Income       4.81   7.38   6.40      -  10/26/76

Tax-Free High Yield   6.22   7.82   7.60      -    3/1/85

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
http://www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free Funds.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.

RPRTTFF  2/28/97


Chart 1- yield line chart showing 30-year AAA GO, 5-year AAA GO, and 1-year MIG1 note from 2/29/96 through 2/28/97

Chart 7 - quality diversification pie chart showing AAA 4%, AA 26%, A 13%, BBB 34%, and BB and Below 23% on 2/28/97

Chart 8 - Tax Exempt Money Fund line chart showing the cumulative growth of $10,000 invested in the TEM Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

Chart 9 - Tax-Free Short-Intermediate Fund line chart showing the cumulative growth of $10,000 invested in the TEM Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

Chart 10 - Tax-Free Insured Intermediate Bond Fund line chart showing the cumulative growth of $10,000 invested in the TEM Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

Chart 11 - Tax-Free Income Fund line chart showing the cumulative growth of $10,000 invested in the TEM Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

Chart 12 - Tax-Free High Yield Fund line chart showing the cumulative growth of $10,000 invested in the TEM Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.